UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

__________________________

Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 22, 2023, Volcon, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”), in connection with a public offering (the “Offering”) of an aggregate of 6,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share. In addition, the Company granted the Underwriter a 45-day option to purchase up to an additional 900,000 Shares to cover over-allotments, if any, pursuant to the Underwriting Agreement.

The Offering closed on May 24, 2023, and the Company received net proceeds of approximately $4.0 million after deducting underwriting discounts and commissions and estimated expenses payable by the Company associated with the Offering. An aggregate of 6,000,000 Shares were sold in the Offering. The Shares were sold at a price to the public of $0.75 per share, less underwriting discounts and commissions.

The Offering was made pursuant to a shelf registration statement (File No. 333-269644) on Form S-3 and the base prospectus contained therein, which was filed by the Company with the Securities and Exchange Commission on February 8, 2023, amended on March 15, 2023, and declared effective on March 21, 2023.  A prospectus supplement relating to the Offering was filed with the SEC on May 23, 2023. The Company intends to use the net proceeds from the Offering for general corporate purposes.

Under the terms of the Underwriting Agreement, the Underwriter received an underwriting discount of 8.0% to the public offering price for the Shares. In addition, the Company agreed to, (i) pay the Underwriter a non-accountable expenses allowance equal to 1.0% of the gross proceeds from the Offering, and (ii) reimburse the Underwriter’s fees and expenses of $37,500.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing descriptions of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 and are incorporated by reference herein.

Item 8.01.	Other Events.

In connection with the Offering, on May 22, 2023 and May 24, 2023 the Company issued a press release announcing the pricing and closing of the Offering, respectively. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

As previously disclosed on the Form 8-K filed May 22, 2023, on May 19, 2023, the Company entered into a Securities Purchase and Exchange Agreement (the “Purchase Agreement”) with certain institutional investors listed on the signature pages thereto (individually, the “Investor” and collectively, the “Investors”) pursuant to which the Company agreed to: (A) issue and sell to the Investors in a private placement (i) senior convertible notes in an aggregate principal amount of $4,934,782 (the “Convertible Notes”), and (ii) warrants to purchase approximately 5.8 million shares of Company common stock (the “New Warrants”); (B) exchange the senior convertible notes due February 24, 2024 in principal amount of $27,173,913 (the “Original Notes”) for: (i) senior convertible notes due February 24, 2024 in principal amount of $3,690,421.50 (the “Series A Exchange Notes”); and (ii) senior convertible notes due February 24, 2024 in principal amount of $23,483,491.50 (the “Series B Exchange Notes,” and together with the Series A Exchange Notes, the “Exchange Notes”); and (C) exchange the warrants issued in connection with the Original Notes to purchase 9,057,971 shares of Company common stock (the “Original Warrants”) for warrants to purchase 17,057,971 shares of Company common stock (the “Exchange Warrants”). Pursuant to the Purchase Agreement, the closing of the private placement of the Convertible Notes and New Warrants, (the “Private Placement”), was contingent upon the Company completing an underwritten offering of Company common stock raising gross proceeds of at least $5.0 million, which amount was reduced by the parties to $4.5 million. On May 24, 2023, the closing of the Private Placement and the exchange of the Original Notes for the Exchange Notes and the Original Warrants for the Exchange Warrants was completed.

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The final Purchase Agreement, which contains typographical corrections to the previously filed Purchase Agreement included in the Form 8-K filed May 22, 2023, has been attached as an exhibit to this Current Report on Form 8-K to provide security holders with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations between the parties with respect to the Private Placement described above, the Purchase Agreement is not intended to be a source of factual, business or operational information about the parties. Representations and warranties may be used as a tool to allocate risks between the parties to the Purchase Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing these matters as facts. Furthermore, they may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated May 22, 2023, with Aegis Capital Corp.
5.1	ArentFox Schiff LLP Legal Opinion.
10.1	Securities Purchase and Exchange Agreement by and among the Company and the Buyers, dated May 19, 2023
23.1	Consent of ArentFox Schiff LLP (included in Exhibit 5.1)
99.1	Press Release, dated May 22, 2023, issued by Volcon, Inc.
99.2	Press Release, dated May 24, 2023, issued by Volcon, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: May 24, 2023	/s/ Greg Endo
Greg Endo Chief Financial Officer

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